SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2004

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON (State or Other Jurisdiction of Incorporation)	000-27687 (Commission File Number)	91-1650880 (IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 30, 2004, BSQUARE Corporation issued a press release announcing that it filed its Form 10-K for the year ended December 31, 2003. The filing includes minor adjustments to fourth quarter 2003 results, reflecting additional expenses identified subsequent to the announcement of fourth quarter results on January 29, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit
99.1	Press Release issued by BSQUARE Corporation dated March 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: March 30, 2004	By:	/s/ Scott C. Mahan

Scott C. Mahan
Vice President, Finance and
Chief Financial Officer